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                                                           Exhibit 23.1

                  EXHIBIT 23.1 - CONSENT OF DELOITTE & TOUCHE LLP







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-35379, 333-35381, 33-65558, 33-82810, 333-11771 and 333-10259 of BARRA, Inc.
on Form S-8 of our report dated April 24, 1998 (June 17, 1998 as to Note 14), appearing in the Annual Report on Form 10-K of BARRA, Inc. for the year ended March 31, 1998.


/s/ Deloitte & Touche LLP

June 25, 1998


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